UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
PLANET 13 HOLDINGS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all the boxes that apply)
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT OF
PLANET 13 HOLDINGS INC. to be held at 12:00 p.m. (Pacific Daylight Time) on Wednesday, July 27, 2022 at 2548 West Desert Inn Road, Las Vegas, Nevada (and virtually as set out herein)

PLANET 13 HOLDINGS INC.
2548 West Desert Inn Road, Las Vegas, Nevada, 89109
Phone: (702) 815-1313
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that the annual meeting (the “Meeting”) of the shareholders (the “Shareholders”) of Planet 13 Holdings Inc. (the “Company”) will be held at 2548 West Desert Inn Road, Las Vegas, Nevada on Wednesday, July 27, 2022 at 12:00 p.m. (Pacific Daylight Time), for the following purposes:
1.	to elect directors for the ensuing year to hold office until the close of business of the next annual meeting of the Company’s Shareholders;
2.	to re-appoint Davidson & Company LLP as the auditors of the Company for the ensuing year and to authorize the directors of the Company to fix the remuneration to be paid to the auditors; and
3.	to transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.
The Company is also offering a virtual live audio webcast in which Shareholders may listen to the Meeting, submit questions and vote online at: www.virtualshareholdermeeting.com/PLNHF2022. In light of the current COVID-19 pandemic and to protect the Company’s employees, Shareholders and other stakeholders, the Company encourages Shareholders to participate virtually rather than attend the Meeting in person. Shareholders will have an equal opportunity to participate in the Meeting regardless of their geographic location or equity ownership.
We are actively monitoring the public health and travel safety concerns relating to COVID-19 and the advisories or mandates that federal, state, provincial and local governments, and related agencies, may issue. ln the event it is not possible or advisable to hold the Meeting as currently planned, we will announce the decision to do so via the issuance of a press release and posting details on our website that will also be filed on under the Company’s profile on the SEC’s website and SEDAR as proxy material. lf you are planning to attend the Meeting in person please check our website the week of the Meeting. As always, we encourage you to vote your shares prior to the Meeting.
This Notice of Meeting is accompanied by the proxy statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy statement to Shareholders. This means that the proxy statement is being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement and the Annual Report on the Form 10-K for the year ended December 31, 2021 are available on the “Investor Relations” section of the Company’s website at www.planet13holdings.com, SEDAR at www.sedar.com and the SEC’s website at www.sec.gov.
The record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is June 8, 2022 (the “Record Date”). Shareholders whose names have been entered in the register of Shareholders of the Company (“Registered Shareholders”) at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof. On or about June 17, 2022, we will mail our Shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.
A Shareholder may attend the Meeting in person or virtually or may be represented by proxy. Registered Shareholders who are unable to attend the Meeting or any adjournment(s) thereof in person or virtually are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.

To be effective, the enclosed Proxy Instrument must be returned to Broadridge Financial Solutions, Inc. (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 11:59 p.m. (Eastern Time) on July 26, 2022 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.
Whether or not you plan to attend the Meeting in person or virtually, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.
DATED at Las Vegas, Nevada, this 17th day of June, 2022.
BY ORDER OF THE BOARD OF DIRECTORS OF PLANET 13 HOLDINGS INC.

/s/ Larry Scheffler
Larry Scheffler
Co-Chief Executive Officer

/s/ Robert Groesbeck
Robert Groesbeck
Co-Chief Executive Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2022

The Notice of Meeting, Proxy Statement, and Form 10-K for the year ended December 31, 2021 are available online at www.proxyvote.com. and on the “Investor Relations” section of our website at www.planet13holdings.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 28, 2022, except for exhibits, will be furnished without charge to any Shareholder upon written request to our Investor Relations at ir@planet13holdings.com.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE AT 1-800-690-6903, OR MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

PLANET 13 HOLDINGS INC.
2548 West Desert Inn Road, Las Vegas, Nevada 89109
Phone: (702) 815-1313
PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
July 27, 2022 at 12:00 p.m. (Pacific Daylight Time)
This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Planet 13 Holdings Inc. (the “Company”) for use at the annual meeting (the “Meeting”) of shareholders (“Shareholders”) of the Company to be held at 12:00 p.m. (Pacific Daylight Time) on Wednesday, July 27, 2022 at 2548 West Desert Inn Road, Las Vegas, Nevada, and via live webcast at: www.virtualshareholdermeeting.com/PLNHF2022, for the purposes set forth in the notice of the Meeting (the “Notice of Meeting”). Our Board is using this Proxy Statement to solicit proxies for use at the Meeting. This Proxy Statement is dated June 17, 2022 and is first made available to Shareholders on or about June 17, 2022.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “SEC”) and on SEDAR on March 28, 2022, has been made available to all Shareholders for viewing, printing and downloading at www.planet13holdings.com/investors/.
As a company with less than $1.07 billion in revenue during our most recently completed fiscal year, we qualify as an “emerging growth company” as defined in Section 2(a) of the Securities Act of 1933, as amended, which we refer to as the “Securities Act,” as modified by the Jumpstart Our Business Startups Act of 2012.As an emerging growth company, we may take advantage of specified reduced disclosure and other exemptions from requirements that are otherwise applicable to public companies that are not emerging growth companies. These provisions include (i) reduced disclosure about our executive compensation arrangements, (ii) exemptions from non-binding shareholder advisory votes on executive compensation or golden parachute, and (iii) exemption from auditor attestation requirement in the assessment of our internal control over financial reporting. We may take advantage of these exemptions for up to five years or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.07 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large accelerated filer under the rules of the SEC or if we issue more than $1.0 billion of non-convertible debt over a three-year period.
In this Proxy Statement, unless the context otherwise requires, the terms “we,” “us,” “our,” “Company,” or “Planet 13” refer to Planet 13 Holdings Inc. together with its wholly-owned subsidiaries. Unless otherwise indicated, all references to “$,” “US$” or “USD” in this Proxy Statement refer to United States dollars, and all references to “C$” or “CAD” refer to Canadian dollars.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 2022

The Notice of Meeting, Proxy Statement, and Form 10-K for the year ended December 31, 2021 are available online at www.proxyvote.com and on the “Investor Relations” section of our website at www.planet13holdings.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on March 28, 2022, except for exhibits, will be furnished without charge to any Shareholder upon written request to our Investor Relations at ir@planet13holdings.com.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE AT 1-800-690-6903, OR MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

i

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Proxy Materials
Why am I receiving these materials?
The Board is using this Proxy Statement to solicit proxies for use at the Meeting to be held in person and via live webcast on July 27, 2022.
The following proxy materials are being posted online to access in most instances, rather than being mailed out: (1) Proxy Statement; (2) the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (including our audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2021, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis); and (3) a request for financial statement form for the fiscal year ending December 31, 2022. As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy materials to Shareholders.
As a Shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board This Proxy Statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.
These proxy materials are being sent to both registered and non-registered Shareholders. In some instances, the Company has distributed copies of the Notice of Meeting, the Proxy Statement, the accompanying Proxy Instrument and the Company’s Annual Report on Form 10-K (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to Shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.
In accordance with applicable laws, Non-registered Shareholders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“NOBOs”) will receive by mail a letter with respect to the Notice of Internet Availability of Proxy Materials. NOBOs who have standing instructions with the Intermediary for physical copies of this Proxy Statement will receive by mail the Notice of Internet Availability of Proxy Materials, the Notice of Meeting and the Proxy Statement.
Management of the Company intends to pay for Intermediaries to forward the Notice of Internet Availability of Proxy Materials to Non-Registered Holders who have advised their Intermediary that they object to the Intermediary providing their ownership information.
Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.
Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:
•	receive a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Broadridge.
•
be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Documents to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email

e-Delivery ensures that Shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.

Who pays the cost of soliciting proxies for the Meeting?
The Company will bear the cost of solicitation, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to Shareholders by mail but may be supplemented by telephone or other personal contact. The Company’s officers and regular employees, on behalf of the Company without being additionally compensated, may solicit proxies personally and by mail, telephone, facsimile or electronic communication at nominal cost to the Company.
The Company will reimburse intermediaries such as brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to Non-registered Shareholders.
What is included in the proxy materials?
The proxy materials include:
•	our Notice of Meeting;
•	our Proxy Statement for the Meeting;
•	a Proxy Instrument or voting instruction card;
•
our 2021 Annual Report on Form 10-K (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2021, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis); and

•	a request for financial statement form for the fiscal year ending December 31, 2022.
What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and executive officers and other required information.
I share an address with another Shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
If you share an address with another Shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Secretary, Leighton Koehler, at 4657 West Teco Ave., Suite 250, Las Vegas, Nevada 89118 or by calling us at 702-815-1313.
A separate set of the materials will be sent promptly following receipt of your request.
If you are a Shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge at:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
1-866-540-7095

If you are a Non-registered Shareholder and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.
Shareholders also may write to, or email us, at the address below to
Planet 13 Holdings Inc.
Attn: Secretary
4675 W. Teco Ave., Suite 250
Las Vegas, Nevada 89118
ir@planet13holdings.com
What items of business will be voted on at the Meeting and what are my voting choices and the Board’s recommendations?
The items to be voted on at the Meeting, their respective voting choices, and the voting recommendations of the Board, are as follows:
Proposal		Voting Choices	Voting Recommendation of the Board of Directors
1.	Election of Four Directors	You may vote FOR or WITHHOLD any specific nominee.	FOR each of the nominees for election to the Board
2.	Re-Appointment of Davidson & Company LLP, as auditors for the ensuing year and authorization of the Board to fix the remuneration to be paid to the auditors	You may vote FOR or WITHHOLD on this matter.	FOR the re-appointment of Davidson & Company LLP and authorization of the Board to fix the remuneration to be paid to the auditors
The Meeting will also transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
What vote is required to approve each item?
The quorum for any meeting of Shareholders is one person personally present or represented by proxy.
If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other non-routine proposal.
The vote requirements for each proposal is the following:
Proposal		Required Vote
1.	Election of Four Directors	Plurality of votes*
2.	Re-Appointment and Remuneration of Auditors	Plurality of votes
* The Board has adopted a “majority voting” policy as described in Proposal No.1 under “Majority Voting Policy”.
What happens if additional items are presented at the Meeting?
As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC within four business days of the Meeting and in a press release that we will file in Canada on SEDAR promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Investor Relations” section of our website at www.planet13holdings.com/investors.
How You Can Vote
What shares can I vote?
Each Common Share entitles the Shareholder of record to one vote at the Meeting. You are entitled to vote all Common Shares owned by you on the Record Date, including (1) Common Shares held directly in your name as the Shareholder of record and (2) Common Shares held for you as the beneficial owner through a bank, broker or other nominee. As of the Record Date, there were 220,146,277 Common Shares outstanding. On May 7, 2021, all of our outstanding Class A Restricted Voting Shares (“Restricted Voting Shares”) were converted to Common Shares. As a result, there are no Restricted Voting Shares outstanding.
AS DETAILED FURTHER BELOW, REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Attention: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com or by calling 1-800-690-6903.
What is the difference between holding shares as a Shareholder of record and as a beneficial owner?
Most of our Shareholders hold their shares through an Intermediary such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record (Registered Shareholder)
If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the Shareholder of record of the shares. As the Shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. Shareholders of record will receive paper copies of a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.
Beneficial Owner (Non-registered Shareholder)
If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.
As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your shares are to be voted.
How can I vote at the Meeting?
The Meeting will be held both in person and virtually to allow greater participation. Even if you plan to attend the Meeting either in person or virtually, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.
Voting at the Virtual Meeting
Shareholders may participate virtually in the Meeting by visiting the following website: www.virtualshareholdermeeting.com/PLNHF2022. To participate in the Meeting virtually, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your form of proxy or on the instructions that accompanied your proxy materials. Shares held in your name as the Shareholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner may be voted electronically during the Meeting if you hold a valid proxy to vote at the Meeting.

Voting at the Meeting in Person
If you are the Shareholder of record with respect to your shares as of the Record Date you may vote the shares in person at the Meeting. If you choose to vote in person at the Meeting, please bring your proxy card or personal identification. Shares held in street name may be voted in person by you only if you obtain a legal proxy from the Shareholder of record giving you the right to vote your beneficially owned shares.
Even if you are currently planning to attend the Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Meeting. Submitting your proxy via Internet, telephone or mail does not affect your right to vote in person or at the Meeting. As described below, if you nominate a third party proxy holder to vote on your behalf in person at the Meeting, please ensure your nominee has your 16-digit control number.
How can I vote without attending the Meeting either in person or virtually?
Whether you hold your shares as a Shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
If you are a Registered Shareholder, you may vote by submitting a proxy. You may vote over the internet at www.proxyvote.com, by phone at 1-800-690-6903 or by mail by signing, dating and returning the Proxy Instrument to Attention: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you are a Non-registered Shareholder, you may vote by submitting voting instructions to the registered owner of your shares in accordance with the instructions on your voting instruction card.
The persons named in the accompanying form of proxy, Larry Scheffler and Robert Groesbeck (“Management Nominees”), are directors and officers of the Company. A Shareholder has the right to appoint a person or company (who need not be a Shareholder) other than the persons whose names appear in such form of proxy, to attend and act for and on behalf of such Shareholder at the Meeting and any adjournment(s) or postponement(s) thereof. Such right may be exercised either by striking out the names of the persons specified in the form of proxy and inserting the name of the person or company to be appointed in the blank space provided in the form of proxy, or by completing another proper form of proxy and, in either case, delivering the completed and executed proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, no later than 11:59 p.m. (Eastern Time) on July 26, 2022 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.
The proxyholder does not need to be a Shareholder, but the proxyholder does need to understand that the Registered Shareholder’s vote will not be counted unless the proxyholder attends the Meeting and votes the Registered Shareholder’s shares.
If you are a Non-registered Shareholder and wish to appoint someone else as your proxyholder, including yourself, to participate in the Meeting, including asking questions and voting, please follow the instructions in the voting instruction form or contact your Intermediary for instructions.
If I have appointed a proxyholder, how can they participate in and vote at the Meeting?
If you are a registered Shareholder and have appointed someone other than the Board’s nominees as your proxyholder, the person you have appointed as your proxyholder must obtain a 16-digit control number to participate in the Meeting as your proxy and vote your shares. It is the responsibility of the Shareholder to advise his or her proxyholder to contact the appropriate party to obtain a 16-digit control number. Without the 16-digit control number, proxyholders will not be able to participate in the Meeting, including asking questions and voting.
Requests for a 16-digit control number must be made by 11:59 p.m. (Eastern Time) on July 26, 2022.
What will I need to attend the Meeting virtually?
If you were a Shareholder of record as of the close of business on June 8, 2022, or you hold a valid proxy for the Meeting, you may attend the Meeting virtually, vote, and submit a question during the virtual Meeting, by visiting www.virtualshareholdermeeting.com/PLNHF2022 and using your 16-digit control number to enter the Meeting.

If you are not a Shareholder of record but hold shares as a beneficial owner in street name (i.e. a Non-registered Shareholder), you may join the Meeting by obtaining a proxy from the owner of record and their 16-digit control number, or you may join the Meeting as a guest. If you join the Meeting as a guest, you will not be able to submit questions or comments, and you will not be able to vote at the Meeting.
If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.
Will I be able to attend the Meeting virtually without a 16-digit control number?
Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 16-digit control number.
What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual Meeting login page www.virtualshareholdermeeting.com/PLNHF2022.
How do I submit questions or comments for the virtual Meeting?
Registered Shareholders and duly appointed proxyholders who wish to submit questions or comments may do so during the live webcast of the Meeting at www.virtualshareholdermeeting.com/PLNHF2022. Instructions will be available on the virtual Meeting site and technical assistance will be available.
How will my shares be voted?
Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE ELECTION OF DIRECTORS (PROPOSAL NO. 1) AND FOR THE RE-APPOINTMENT OF THE AUDITORS (PROPOSAL NO. 2). The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.
Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.
If you do not return your voting instruction card on a timely basis, Canadian brokers are prohibited from voting your shares.
If you do not return your voting instruction card on a timely basis, U.S. brokers, as the holders of record, are permitted to vote your shares on “routine” matters only, but not on other matters. As a result, your U.S. broker will have the authority to vote your brokerage shares only on the proposal to re-appoint our auditors (Proposal No. 2). Your U.S. broker will be prohibited from voting your shares without your instructions on the election of directors and on any other non-routine proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.
Will shares that I own as a Shareholder of record be voted if I do not timely return my form of proxy?
Shares that you own as a Shareholder of record will be voted as you instruct on your form of proxy. If you sign and return your form of proxy without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your form of proxy, your Common Shares will not be voted unless you or your proxy holder attends the Meeting and any adjournment(s) or postponement(s) thereof and votes during the Meeting as described above under the heading “How can I vote at the Meeting?”
When is the deadline to vote?
If you hold shares as the Shareholder of record, your vote by proxy must be received before 11:59 p.m. (Eastern Time) on July 26, 2022 or 48 hours prior to any adjournment(s) or postponement(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) or postponement(s) thereof.
If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
May I change or revoke my vote?
In addition to revocation in any other manner permitted by law, a Shareholder who has given a proxy pursuant to this solicitation may revoke it:
•
at any time up to and including the last business day preceding the day of the Meeting or any adjournment(s) or postponement(s) thereof at which the proxy is to be used by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized, and deposited with Broadridge by mail using the enclosed envelope to Attention: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

•	by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) or postponement(s) thereof.
For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your Common Shares, by attending the Meeting and voting in person or via the live webcast.
Shareholder Proposals and Director Nominations
What is the deadline to submit Shareholder proposals to be included in the proxy materials for next year’s annual meeting?
The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to Shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Secretary no later than the close of business (Pacific Time) on February 17, 2023 and must be submitted to our Secretary at Planet 13 Holdings Inc., 4675 West Teco Ave., Suite 250, Las Vegas, Nevada 89118. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.
The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. A person wishing to submit a proposal must have been, for at least a 2-year uninterrupted period immediately prior to the date of signing of the proposal, the registered holder or the beneficial owner of either: (a) 1% of the outstanding Shares; or (b) $2,000 worth of such Shares (in each case, calculated as of time of signing of the proposal). If the submitting Shareholder does not meet minimum shareholdings requirements, the Shareholder must have support of one or more other Shareholders who do meet such requirements. Proposals submitted under the applicable provisions of the BCBCA that a Shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Company’s last annual meeting.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Secretary may, at our discretion, be excluded from our proxy materials. Proposals must comply with all applicable provisions of the BCBCA and the regulations thereunder.
How may I nominate director candidates or present other business for consideration at a meeting?
Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Secretary at the address set forth below under the heading “How do I obtain additional copies of this Proxy Statement or voting materials?” Any such notice also must include the information required by our Articles (“Articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about the Company”) and/or the BCBCA and must be updated and supplemented as provided in the Articles.
We have adopted an advance notice policy, pursuant to which, any additional director nomination for an annual meeting of Shareholders or a special meeting of the Shareholders (which is not also an annual meeting) must be received by the Secretary of the Company in proper written form at the principal office of the Company, (i) in the case of an annual meeting of Shareholders, not less than thirty (30) days nor more than sixty-five (65) days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be given not later than the close of business on the tenth (10th) day following the Notice Date; and (ii) in the case of a special meeting of the Shareholders (which is not also an annual meeting), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. See “Advance Notice Policy” under Proposal No. 1 in this Proxy Statement.
If notice-and-access (as defined in National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)) is used for delivery of proxy related materials in respect of the meeting, and the notice date in respect of the meeting is not fewer than fifty (50) days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the fortieth (40th) day before the applicable meeting.
How may I recommend candidates to serve as directors?
Shareholders may recommend director candidates for consideration by the Board by writing to our Secretary at the address set forth below under the heading “How may I obtain financial and other information about the Company” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”
Subject to compliance with the Company’s Articles, to be in proper written form, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, and such other information on the nominee and the nominating Shareholder as set forth in our Articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about the Company?”
Description of the Company’s Voting Securities
We are authorized to issue an unlimited number of Common Shares and an unlimited number of Restricted Voting Shares. As of the Record Date, there were 261 holders of record of Common Shares and 220,146,277 outstanding Common Shares and no holders of record of Restricted Voting Shares and no outstanding Restricted Voting Shares.
Common Shares
Holders of Common Shares are entitled to dividends, if, as and when declared by the Board, to one vote per share at meetings of Shareholders of the Company and, upon dissolution, to share equally in such assets of the Company as are distributable to the holders of Common Shares. The Common Shares do not have pre-emptive or subscription rights, and there are no redemption or sinking-fund provisions applicable to the Common Shares. Unless a different majority is required by law or the Articles, resolutions to be approved by holders of Common Shares require approval by a simple majority of the total number of votes of all Common Shares cast at a meeting of Shareholders at which a quorum is present.

Subject to the rights of the shares of any other class ranking senior to the Common Shares with respect to priority upon a liquidation event, in the event of a liquidation event, the holders of Common Shares and the holders of Restricted Voting Shares will participate ratably in equal amounts per share, without preference or distinction, in the remaining assets of the Company.
Restricted Voting Shares
As a condition to the completion of the reverse-take-over with MM Development Company, Inc. (“MMDC”), now one of our wholly owned subsidiaries, we issued Restricted Voting Shares to former shareholders of MMDC who were resident in the United States. Except with respect to the election or removal of directors of the Company, each Restricted Voting Share entitled the holder to receive notice of and to attend any meeting of Shareholders of the Company and to exercise one vote for each Restricted Voting Share held at all meetings of Shareholders of the Company, other than meetings at which only the holders or another class or series of shares are entitled to vote separately as a class or series. Unlike the Common Shares, the Restricted Voting Shares do not entitle the holder to exercise voting rights in respect of the election or removal of directors of the Company.
The restrictions on conversion of the Restricted Voting Shares were designed to prevent us from becoming a “domestic issuer” (“Domestic Issuer”) as defined under Rule 902(e) of Regulation S pursuant to the Securities Act, and to retain our status as a “foreign private issuer”. Generally, we would be a Domestic Issuer if: (A) 50% or more of the holders of Common Shares are U.S. Persons (as defined under the Securities Act); and (B) (i) the majority of our executive officers or directors are United States citizens or residents; (ii) we have 50% or more of our assets located in the United States; or (iii) our business is principally administered in the United States. Holders of the Restricted Voting Shares were able to convert each issued and outstanding Restricted Voting Share into one Common Share (subject to customary adjustments) provided that we were not a Domestic Issuer or the conversion would not cause us to become a Domestic Issuer.
Upon review of the Shareholder demographics in May 2021, we expected that substantially greater than 50% of our outstanding Common Shares would be held by United States residents as of the annual determination date of June 30, 2021, regardless of whether the Restricted Voting Shares were converted. On May 7, 2021, all of the outstanding Restricted Voting Shares were converted to Common Shares. Robert Groesbeck, Larry Scheffler and Chris Wren, through entities owned by each of them, converted 26,125,470 Restricted Voting Shares, 26,125,470 Restricted Voting Shares and 2,982,000 Restricted Voting Shares, respectively, into the same number of Common Shares. As a result of the conversions, there are currently no Restricted Voting Shares outstanding.
Notice-and-Access
The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act, National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) and NI 54-101. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption.
This Proxy Statement, the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (which includes the audited annual consolidated financial statements of the Company for the year ended December 31, 2021, together with the notes thereto, and the independent auditor’s report thereon, and the related management’s discussion and analysis), and the form of proxy are available on the “Investor Relations” section of our website at www.planet13holdings.com/investors, on SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “notice-and-access” rules. Stratification occurs when an issuer using notice-and-access sends a paper copy of the Proxy Statement to some Shareholders with a notice package.
Shareholders are reminded to review this Proxy Statement before voting. Shareholders will receive paper copies of a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review proxy materials as well as directions on how to vote by proxy.
Shareholders with questions about notice-and-access can call the Company at 702-815-1313 or email ir@planet13holdings.com.

Obtaining Additional Information
How may I obtain financial and other information about the Company?
Additional information relating to the Company can be found under its profile on the SEC’s website at www.sec.gov or on SEDAR at www.sedar.com. Our consolidated comparative annual financial statements are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC and on SEDAR on March 28, 2022. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any Shareholder who so requests by writing to our Investor Relations at:
Planet 13 Holdings Inc.
2548 West Desert Inn Road
Las Vegas, Nevada 89109
ir@planet13holdings.com
INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON
Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon other than the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our voting securities as of the Record Date for (i) each member of the Board, (ii) each NEO (as defined under “Executive Compensation”), (iii) each person known to us to be the beneficial owner of more than 5% of our voting securities and (iv) the members of the Board and our executive officers as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Except as indicated, all shares of our securities will be owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The percentage ownership in the below table is based on 220,146,227 Common Shares outstanding as of the Record Date. On May 7, 2021, all of our outstanding Restricted Voting Shares were converted to Common Shares. As a result, there are no Restricted Voting Shares outstanding and we have only one class of outstanding shares, the Common Shares. To our knowledge, except as noted below, no person or entity is the beneficial owner of more than 5% of the Common Shares. The address for each director and executive officer is c/o Planet 13 Holdings Inc., 2548 West Desert Inn Road, Suite 100, Las Vegas, Nevada 89109.
	Common Shares
Name of Beneficial Owner	Number Beneficially Owned	Percent of Total Common Shares
Larry Scheffler	39,470,205(1)	17.93%
Robert Groesbeck	38,818,935(2)	17.63%
Dennis Logan	183,258(3)	*
Chris Wren	4,243,226(4)	1.93%
Michael Harman	148,553	*
Adrienne O’Neal	137,216	*
All directors and executive officers as a group (11 persons)	86,158,843	39.1%
* Less than one percent.
(1)
Beneficial ownership includes 562,500 Common Shares owned by the Scheffler Family Limited Partnership (the “Partnership”) and 5,000,000 Common Shares owned by Thirteen, LLC (“Thirteen”) and 33,016,470 Common Shares owned by Scheffler RX LLC. The Partnership, Scheffler RX LLC and Thirteen are entities owned and controlled by Mr. Scheffler. Mr. Scheffler has the sole voting power over 39,470,205 Common Shares, shared voting power over no Common Shares, sole dispositive power over 39,470,205 Common Shares and shared dispositive power over no Common Shares.

(2)
Beneficial ownership includes 30,413,176 Common Shares owned by RAG Holdings LLC (“RAG”) and 7,603,294 Common Shares owned by PRMN Investments, LLC (“PRMN”). RAG and PRMN are entities owned and controlled by Mr. Groesbeck. Mr. Groesbeck has the sole voting power over 38,818,935 Common Shares, shared voting power over no Common Shares, sole dispositive power over 38,818,935 Common Shares and shared dispositive power over no Common Shares.

(3)
Beneficial ownership includes 56,887 Common Shares owned securities through his registered retirement savings plan. Mr. Logan has the sole voting power over 183,528 Common Shares, shared voting power over no Common Shares, sole dispositive power over 183,528 Common Shares and shared dispositive power over no Common Shares.

(4)
Beneficial ownership includes 4,037,000 Common Shares owned by 4 Degrees Higher LLC (“4 Degrees”). 4 Degrees is an entity owned and controlled by Mr. Wren. Mr. Wren has the sole voting power over 4,243,226 Common Shares, shared voting power over no Common Shares, sole dispositive power over 4,243,226 Common Shares and shared dispositive power over no Common Shares.

RECOMMENDATION OF THE BOARD
The Board unanimously recommends that each holder of Common Shares vote FOR all proposals described in this Proxy Statement.
PROPOSALS TO BE VOTED ON
TO THE KNOWLEDGE OF THE BOARD, THE ONLY MATTERS TO BE PLACED BEFORE THE MEETING ARE THOSE REFERRED TO IN THE NOTICE OF MEETING ACCOMPANYING THIS PROXY STATEMENT. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE COMMON SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE COMMON SHARES REPRESENTED BY THE PROXY.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The term of office of each of the present directors, being Robert Groesbeck, Larry Scheffler, Michael Harman and Adrienne O’Neal, will expire at the Meeting.
Pursuant to the Company’s Articles, the number of directors of the Company shall be a minimum of three (3). The Board has fixed the number of directors to be elected at the Meeting at four (4).
At the Meeting, the holders of Common Shares will be asked to vote for election of the four (4) persons named below, presented for election at the Meeting as the Board’s nominees.
The Board does not contemplate that any of these nominees will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the persons designated in the enclosed form of proxy reserve the right to vote for other nominees in their discretion. Each director elected will hold office until the next annual meeting of Shareholders or until his or her successor is elected or appointed, unless his or her office is earlier vacated in accordance with the Articles or the BCBCA. The following table sets forth certain information about our directors and director nominees:
Name	Age	Position	Location of Residence	Director Since
Robert Groesbeck	61	Director, Co-Chairman and Co-Chief Executive Officer	Henderson, Nevada	June 2018
Larry Scheffler(1)	72	Director, Co-Chairman and Co-Chief Executive Officer	Henderson, Nevada	June 2018
Michael Harman(1)(2)(3)	49	Director	Las Vegas, Nevada	June 2018
Adrienne O’Neal(1)(2)(3)	62	Director	Las Vegas, Nevada	June 2019
Notes:
(1)	Member of the Audit Committee. Mr. Harman is the Chairman.
(2)	Member of the Corporate Governance and Nominating Committee. Ms. O’Neal is the Chairman.
(3)	Member of the Compensation Committee. Ms. O’Neal is the Chairman.
Director Biographies
Robert Groesbeck has served as Co-CEO and a director of the Company since June 2018. Prior to that, Mr. Groesbeck served as Co-President of MMDC, a subsidiary of the Company, from 2014 to June 2018. Mr. Groesbeck served as General Counsel to Republic Services, a provider of comprehensive solid waste and recycling services, for its Nevada operations and was their western regional counsel from 1993 to 2001, and provided outside legal consulting to Republic Services from 2001 through 2008. He also served as General Counsel to C&S Waste Solutions, a privately operated Nevada and California waste disposal company, from 2010 through 2015, and provided outside legal consulting from 2008 through 2010, and 2015 through May 2018 to C&S Waste Solutions. He has practiced law for over 25 years and has also served as the mayor of the City of Henderson, Nevada from 1993 to 1997. Mr. Groesbeck earned his B.S. in Criminal Justice from the University of Nevada, a M.B.A. from National University and a J.D. from Thomas M. Cooley Law School.
We believe that Mr. Groesbeck’s experience as a long-time entrepreneur, legal practitioner, and starting and/or assisting in the creation of a number of businesses, qualifies him to serve on the Board.
Larry Scheffler has served as Co-Chief Executive Officer and a director of the Company since June 2018. Prior to that, Mr. Scheffler served as Co-President of MMDC, a subsidiary of the Company, from 2014 to June 2018. He was also the Chairman and Founder of Las Vegas Color Graphics, Inc., a privately owned commercial printing company, where he served from 1978 through 2022. Mr. Scheffler has also served as a councilman for the City of Henderson, Nevada from 1990 to 1995. Mr. Scheffler has also served as a commissioner on six major commissions in Southern Nevada government and has an extensive background in real estate. He has founded and is managing director of entities controlling over 1,000 acres in three states that are under some form of development.
We believe that Mr. Scheffler’s broad management experience and past success with guiding the growth of the Company qualifies him to serve on the Board.
Michael Harman, Certified Public Accountant (“CPA”), has been a director of the Company since June 2018. He has served as the Managing Partner and senior audit partner with HRP CPAs, a certified public accounting and consulting firm since July 2016. Prior to that, Mr. Harman was a Partner at LLB CPAs from 1998 to June 2016. He holds FINRA series 27 and 63 licenses, serves as Financial Operations Principal for a Broker Dealer in Las Vegas, is a member of the American Institute of Certified Public Accountants, the Turnaround Management Association and the Nevada Society of Certified Public Accountants and is a CPA licensed in the State of Nevada.
We believe that Mr. Harman is qualified to serve on the Board due to his extensive accounting experience and his familiarity in working with management of a variety of companies in his role as a CPA.
Adrienne O’Neal has been a director of the Company since June 2019. She has been the owner of Las Vegas Counselor LLC since 2004, where she provides marriage and family therapy services, and she is also the co-owner of Red Rock Counseling, a private practice agency which includes licensed therapists and training for pre-licensed graduate students since December 2018. Prior to 2004, Ms. O’Neal was an Account Manager at R&R Partners, an advertising, marketing, public relations, and public affairs firm, for 13 years between 1984 to 2004. From June 2017 to February 2021, Ms. O’Neal was appointed by former State of Nevada Governor Brian Sandoval and served on the Nevada State Board of Marriage & Family Therapy and Clinical Professional Counselors. Ms. O’Neal has also served as a part-time instructor at the University of Nevada, Las Vegas School of Medicine’s Marriage and Family Therapy Graduate Program, where she has served since January 2017. Ms. O’Neal has passed the Series 7 exam, which measures the degree to which a candidate possesses the knowledge needed to perform the critical functions of a general securities representative, including sales of corporate securities, municipal securities, investment company securities, variable annuities, direct participation programs, options and government securities, administered by the Financial Industry Regulatory Authority. She holds a B.S. in Marketing and a M.S. in Marriage and Family Therapy degree from the University of Nevada.
We believe that Ms. O’Neal’s expertise in securities matters and her background in a variety of types of business qualifies her to serve on the Board.
Majority Voting Policy
On June 11, 2018, the Board adopted a majority voting policy pursuant to which each director should be elected by the vote of a majority of the Common Shares represented in person and by proxy at any meeting of the Shareholders involving the election of directors. In respect to uncontested elections, being an election where the number of nominees for director equals the number of directors to be elected, each nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election will promptly tender his or her resignation to the Chair following the applicable Shareholders’ meeting. In such an instance, the Corporate Governance and Nominating Committee will consider the offer of resignation and will make a recommendation to the Board on whether to accept it. In considering whether or not to accept the resignation, the Corporate Governance and Nominating Committee will consider the circumstances of such vote, including, without limitation, the effect such resignation may have on the Company’s ability to comply with any applicable corporate or securities laws, including, but not limited to, the Company’s Articles or any applicable governance rules and policies; whether such resignation would result in a violation of a contractual provision by the Company; and any other factors that the Corporate Governance and Nominating Committee considers relevant to determine whether there are exceptional circumstances which require the Board to decide to accept the resignation. The Board will review and make a final decision based on the Corporate Governance and Nominating Committee’s recommendation and announce such decision in a press release within 90 days following the applicable Shareholders’ meeting. The Board will be expected to accept the resignation except in situations where exceptional circumstances would warrant the director to continue to serve on the Board. However, if the Board declines to accept the resignation, it will include in the press release the reasons for its decision. A director who tenders his or her resignation pursuant to this policy will not participate in any meeting of the Board or any sub-committee of the Board, including any such meetings at which the resignation is considered.
Advance Notice Policy
The Company has adopted an advance notice policy, pursuant to which, any additional director nomination for an annual meeting of Shareholders or a special meeting of the Shareholders (which is not also an annual meeting) must be received by the Secretary of the Company in proper written form at the principal office of the Company, (i) in the case of an annual meeting of Shareholders, not less than thirty (30) days nor more than sixty-five (65) days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the nominating Shareholder may be given not later than the close of business on the tenth (10th) day following the Notice Date; and (ii) in the case of a special meeting of the Shareholders (which is not also an annual meeting), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of Shareholders was made.
Corporate Cease Trade Orders
To the knowledge of the Company, no proposed director of the Company is, as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company) that,
(a)	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)
was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcy and Insolvency
To the knowledge of the Company, no proposed director of the Company:
(a)
is, as at the date of this Proxy Statement, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)
has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties and Sanctions
To the knowledge of the Company, no proposed director of the Company has been subject to:
(a)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.
Holders of Common Shares can vote for all of the proposed nominees for directors of the Company, vote for some of the proposed nominees and withhold for others, or withhold from voting for all or any of the proposed nominees. Unless a Shareholder directs that his, her or its Common Shares be otherwise voted or withheld from voting in connection with the election of directors, the proxy designees named in the enclosed form of proxy intend to vote such proxies FOR the election of the four nominees whose names are set forth above.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES IN PROPOSAL NO. 1.

PROPOSAL NO. 2: RE-APPOINTMENT AND REMUNERATION OF AUDITORS
At the Meeting, Shareholders will be asked to re-appoint Davidson & Company LLP (“Davidson”) as the auditors of the Company until the next annual meeting of Shareholders, based on the recommendation of the audit committee of the Board (the “Audit Committee”) and the Board, and to authorize the directors to fix the remuneration of the auditors. Davidson was appointed auditor of the Company effective as at September 24, 2019 in respect of the fiscal year ended December 31, 2019. The Board and the Audit Committee believe the continued retention of Davidson as our independent registered accounting firm is in the best interests of the Company and our Shareholders. A representative of Davidson will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
The following table provides information regarding the fees billed to us by Davidson in the fiscal years ended December 31, 2021 and December 31, 2020:
	For the fiscal years ended
	December 31, 2021	December 31, 2020
Audit Fees(1)	$622,104	$593,375
Audit Related Fees(2)	21,187	71,760
Tax Fees(3)	10,371	17,338
All Other Fees	—	—
Total Fees:	$652,662	$687,473
(1)	Audit Fees consist of audit of annual financial statements and review of financial statements.
(2)	Audit Related Fees consist of the review and consents associated with prospectus offerings.
(3)	Tax Fees consist of preparation fees associated with preparing Corporate federal income tax returns.
Pre-Approval Policies and Procedures
The Audit Committee charter sets out procedures regarding the provision of non-audit services by the Company’s independent chartered professional accountants. This policy encourages consideration of whether the provision of services other than audit services is compatible with maintaining the auditor’s independence and requires Audit Committee pre-approval of permitted non-audit and non-audit related services.
Unless a Shareholder directs that his, her or its Common Shares be withheld from voting in connection with the re-appointment of Davidson, the proxy designees named in the enclosed form of proxy intend to vote such proxies FOR the re-appointment of Davidson as the auditors of the Company and to authorize the directors to fix the remuneration of the auditors.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-APPOINTMENT OF THE AUDITORS AND AUTHORIZATION FOR THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS IN PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Planet 13 Holdings Inc. under the Securities Act or the Exchange Act.
The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its Shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
In connection with these responsibilities, the Audit Committee met with management and Davidson to review and discuss the financial statements for the fiscal year ended December 31, 2021. The Audit Committee has also discussed with Davidson, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Davidson its independence, and received from Davidson the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with Davidson, with and without management present, the scope and results of Davidson’s audit of such financial statements.
Based on the Audit Committee’s discussions with management, review of Davidson’s letter and discussions with Davidson, the Audit Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2021.
Audit Committee of the Board
Michael Harman (Chair)
Larry Scheffler
Adrienne O’Neal
OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
The Board is not aware of any other matter to come before the Meeting other than as set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the Common Shares represented thereby in accordance with their best judgment on such matter.

CORPORATE GOVERNANCE
The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”), which provides non-prescriptive guidelines on corporate governance practices for reporting issuers. Additionally, the CSA has implemented National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”), which requires issuers to disclose the corporate governance practices that they have adopted according to the guidelines provided pursuant to NP 58-201, which apply to all public companies.
The Board believes that good corporate governance improves corporate performance and benefits all Shareholders and has reviewed the Company’s corporate governance practices in light of these guidelines. A description of the Company’s corporate governance practices is set out below.
Board of Directors and Director Independence
The Board is currently comprised of four directors and it is proposed that four directors will be nominated at the Meeting.
NI 58-201 recommends that the board of directors of every listed company should consist of a majority of individuals who qualify as “independent” directors under National Instrument 52-110 – Audit Committees (“NI 52-110”), which provides that a director is independent if he or she has no direct or indirect “material relationship” with the company. “Material relationship” is defined as a relationship which could, in the view of the company’s board of directors, be reasonably expected to interfere with the exercise of a director’s independent judgment.
Currently, the Board consists of Robert Groesbeck, Larry Scheffler, Michael Harman, and Adrienne O’Neal, of whom, Robert Groesbeck and Larry Scheffler are considered “not independent”, as they are executive officers of the Company. Each of the remaining two directors is considered by the Board to be “independent”, within the meaning of NI 52-110. In making the foregoing determinations, the circumstances of each director have been examined by the Board in relation to a number of factors.
The Board is also composed of two “independent directors” as defined under the rules of Nasdaq (“Nasdaq Rules”). Nasdaq Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Nasdaq Rule 5605(a)(2) provides that a director cannot be considered independent if:
•	the director is, or at any time during the past three (3) years was, an employee of the company;
•
the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•
the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three (3) years, any of the executive officers of the company served on the compensation committee of such other entity; or

•
the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three (3) years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Under such definitions, Adrienne O’Neal and Michael Harman are each independent directors. Ms. O’Neal and Mr. Harman are also considered independent and meet the other requirements under Nasdaq Rule 5605(c)(A)(2)(i),(ii),(iii) and (iv) applicable to audit committee members and under Nasdaq Rule 5605(2)(A) applicable to compensation committee members. We also meet the director independence requirements for our listing with the OTCQX Best Market, being a minimum of two independent directors and a majority of the audit committee being comprised of independent directors. However, our Common Shares are not currently quoted or listed on any U.S. national exchange or interdealer quotation system that has a requirement that a majority of our Board be independent.

The Board facilitates its exercise of independent supervision over management through the independent directors on the Board. The independent directors may hold meetings at which non-independent directors and members of management are not in attendance in conjunction with meetings of the Board. The Board held four meetings in 2021. In 2021, each person serving as a director attended at least 75% of the total number of meetings of our Board and any committee on which he or she served.
Our directors are expected to attend the Meeting virtually or in person. Any director who is unable to attend the Meeting is expected to notify one of the co-Chairmen of the Board in advance of the Meeting. All of our directors attended the annual meeting of Shareholders in 2021 virtually or in person.
We do not currently have a process for Shareholders to send communications to the Board. However, we welcome comments and questions from our Shareholders. Shareholders can direct communications to the Company at our principal executive offices or through our Investor Relations at ir@planet13holdings.com. The mailing address of our principal executive offices is 2548 West Desert Inn Road, Las Vegas, Nevada.
Board Leadership Structure
The Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, we operate with Robert Groesbeck and Larry Scheffler serving as our Co-Chairmen and our Co-Chief Executive Officers (“Co-CEOs”). We currently believe that each of Mr. Groesbeck and Mr. Scheffler serving in both capacities best serves the Company and suits the talents, expertise and experience that both people bring to the Company. The Board has not appointed a lead independent director.
Risk Oversight
The Board is responsible for identifying the principal risks of the Company’s business and reviewing the risk management systems implemented by management to effectively monitor and manage such risks. The Board does not have a standing risk management committee and instead administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. Our Board fulfills its oversight role directly and through the operations of its various committees, including the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. Our Board receives periodic reports on each committee’s activities. Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and on SEDAR. Our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.
Orientation and Continuing Education
The Board has established the Corporate Governance and Nominating Committee, presently comprised of Michael Harman and Adrienne O’Neal. Mr. Harman and Ms. O’Neal are independent within the meaning of NI 52-110.The Corporate Governance and Nominating Committee is appointed by and reports to the Board to assist the Company with the recruitment and education of new and current directors.
Pursuant to its charter, the Corporate Governance and Nominating Committee develops and annually reviews orientation and education programs for new directors and provides ongoing education for all directors. Upon joining the Board, each director is provided with an orientation briefing regarding the role of the Board, its committees and its directors, and the nature and operation of the Company’s current and past business. They are also provided with a copy of the Audit Committee charter, Corporate Governance and Nominating Committee charter, Compensation Committee charter and the Code of Ethics (as defined hereinafter).
The Board encourages directors to participate in continuing education opportunities in order to ensure that the directors maintain or enhance their skills and abilities as directors, and maintain a current and thorough understanding of the Company’s business.
Code of Ethics
Corporate governance is the structure and process used to direct and manage the business and affairs of a corporation with the objective of enhancing shareholder value. The Board believes that the Company has in place corporate governance practices that are both effective and appropriate to the Company’s size and business operations. To facilitate meeting this responsibility, the Board seeks to foster and maintain a culture of ethical business conduct and social responsibility as critically important. The Board expects management to operate the business of the Company in a manner that enhances shareholder value and is consistent with the highest level of integrity. The Board is expected to execute the Company’s business plan and to meet performance goals and objectives. The Board consistently strives to instill the Company’s principles into the practices and actions of the Board and the Company’s employees.
We have adopted the Code of Business Conduct and Ethics of Planet 13 Holdings Inc. (the “Code of Ethics”) to assist all directors, officers, employees, and where practical key consultants of the Company and its subsidiaries to maintain the highest standards of ethical conduct in business affairs.
A copy of the Code of Ethics can be found in the “Investor Relations” section of our website at www.planet13holdings.com/investors/. We intend to satisfy the disclosure requirements of the SEC regarding amendments to, or waivers from, the Code of Ethics, by posting such information on the same website.
Audit Committee
The Audit Committee assists the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by us to regulatory authorities and our Shareholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes. The current members of the Audit Committee include the following directors: Michael Harman (Chair), Adrienne O’Neal and Larry Scheffler.
NI 52-110 requires the Company’s Audit Committee to meet certain requirements in respect of responsibilities, composition and authority. NI 52-110 also requires the Company to disclose certain information regarding the Audit Committee as described herein.
The overall purpose of the Audit Committee of the Company is to assist the Board in fulfilling its oversight responsibilities relating to financial accounting and reporting process and internal controls for the Company. The Audit Committee exists to ensure that management has designed and implemented an effective system of internal financial controls, to review and report on integrity of the consolidated financial statements of the Company and to review the Company’s compliance with regulatory and statutory requirements as they relate to financial statements, taxation matters and disclosure of material facts.
The Audit Committee held four meetings in 2021.
Audit Committee Charter
The Board adopted a written charter of the Audit Committee which is posted on the Company’s website at www.planet13holdings.com/investors/. The Audit Committee’s primary duties and responsibilities are to: (i) conduct reviews and discussions with management and the external auditors relating to the audit and financial reporting as are deemed appropriate by the Audit Committee; (ii) assess the integrity of internal controls and financial reporting procedures of the Company and ensure implementation of such controls and procedures; (iii) ensure appropriate standards of corporate conduct for senior financial personnel and employees and, if necessary, adopt a corporate code of ethics; (iv) review the quarterly and annual financial statements and related management’s discussion and analysis (“MD&A”) of the Company’s consolidated financial position and operating results and in the case of the annual financial statements & MD&A report thereon to the Board for approval of same; (v) select and monitor the independence and performance of the Company’s external auditors and approve their remuneration; (vi) provide oversight to related party transactions entered into by the Company; and (vii) provide oversight of all disclosure relating to financial statements, MD&A and information derived therefrom. The Audit Committee is responsible for inquiring of management and the external auditors about significant risks or exposures, both internal and external to which the Company may be subject and assessing the steps management has taken to minimize such risks. The Audit Committee is also responsible for establishing and implementing procedures in respect of complaints and submissions relating to accounting matters and the approval of non-audit services by the external auditors.
Composition of the Audit Committee
The Audit Committee has been constituted to oversee the financial reporting processes of the Company and is presently comprised of two independent directors, namely Mr. Harman (Chair) and Ms. O’Neal and one non-independent director, namely Mr. Scheffler. Each member of the Audit Committee is financially literate and possesses extensive financial knowledge, experience and comprehension of financial statements. Mr. Harman is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act.
Relevant Education and Experience
Each member of the Audit Committee, current and proposed, has experience relevant to his or her responsibilities as an Audit Committee member and is financially literate.
Michael Harman. Mr. Harman, CPA has been in the accounting field for over 20 years and is the Managing Partner and senior audit partner with HRP CPAs, a Certified Public Accounting and Consulting firm based in Las Vegas. His primary focus is business consulting including performing outsourced chief financial officer services and various other engagements such as consulting on M&A, systems implementation and conversions and business turnarounds. In his consulting role, he holds the title of Chief Financial Officer with various companies primarily in Las Vegas. He holds FINRA series 27 and 63 licenses, serves as Financial Operations Principal for a Broker Dealer in Las Vegas, is a member of the American Institute of Certified Public Accountants, the Turnaround Management Association and the Nevada Society of Certified Public Accountants and is a CPA licensed in the State of Nevada.
Adrienne O’Neal. Ms. O’Neal holds a B.S. Marketing and a M.S. Marriage and Family Therapy degree from the University of Nevada. She has been the owner of Las Vegas Counselor LLC since 2004, where she provides marriage and family therapy services. Prior to 2004, Ms. O’Neal was an Account Manager at R&R Partners for a total of 13 years. In addition, Ms. O’Neal has created and managed marketing budgets for companies and agencies including Del Webb, the Southern Nevada Water Authority and the Clark County School District. Ms. O’Neal has successfully passed the Series 7 exam, an exam which measures the degree to which a candidate possesses the knowledge needed to perform the critical functions of a general securities representative, including sales of corporate securities, municipal securities, investment company securities, variable annuities, direct participation programs, options and government securities, administered by the Financial Industry Regulatory Authority. From June 2017 to February 2021, Ms. O’Neal was appointed by former State of Nevada Governor Brian Sandoval to the Nevada State Board of Marriage & Family Therapy and Clinical Professional Counselors. Ms. O’Neal is also a part-time instructor at the UNLV School of Medicine’s Marriage and Family Therapy Graduate Program.
Larry Scheffler. Mr. Scheffler has been a resident of Nevada for 49 years. He founded Las Vegas Color Graphics, Inc. in 1978 and grew it into the largest privately-owned commercial printing company in Nevada. Las Vegas Color had a staff of more than 200 people and was acquired by an unrelated third-party in 2022. He has also served as a councilman for the city of Henderson, Nevada from 1990 to 1995. Mr. Scheffler has also served as a commissioner on six major commissions in Southern Nevada government. He has an extensive background in real estate. He has founded and served as managing director of entities controlling over 1,000 acres in three states that are under some form of development.
Audit Committee Oversight
At no time since the commencement of the Company’s most recently completed fiscal year did the Board decline to adopt a recommendation of the Audit Committee, or to nominate/compensate an external auditor.
Reliance on Certain Exemptions
At no time since the commencement of the Company’s most recently completed fiscal year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), the exemptions in Subsection 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), Subsection 6.1.1(5) (Events Outside Control of Member), Subsection 6.1.1(6) (Death, Incapacity or Resignation) or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110 (Exemptions).
Exemption for Venture Issuers
The Company is a “venture issuer” as defined in NI 52-110 and is relying on the exemptions contained in Section 6.1 of NI 52-110, which exempts the Company from the requirements of Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.
Corporate Governance and Nominating Committee
The corporate governance and nominating committee (the “CG&N Committee”) assists us in fulfilling our corporate governance responsibilities under applicable law and is responsible for reviewing and assessing the effectiveness of the Board, evaluating the Board and its directors and making policy recommendations aimed at enhancing Board effectiveness. In addition to assisting us with the recruitment and education of new and current directors, the CG&N Committee reports to the Board to assist us in identifying and recommending individuals qualified to become members of the Board and evaluating the Board and its directors. The current members of the CG&N Committee include the following directors: Michael Harman and Adrienne O’Neal (Chair).
The Board adopted a written charter of the CG&N Committee which is posted on the Company’s website at www.planet13holdings.com/investors/. Pursuant to its charter, the CG&N Committee is responsible for certain activities including to:
•
develop qualification criteria for Board members and determine Board size (considering goals for Board composition and individual qualifications), and evaluate potential candidates in accordance with established criteria and in consultation with the Chair of the Committee and the Co-CEOs;

•	review and respond to director nominations or recommendations submitted in writing by the Company’s Shareholders;
•
annually (and more frequently, if appropriate) recommend to the Board candidates for presentation to the Shareholders at each annual meeting of Shareholders and one or more nominees for each vacancy on the Board that occurs between annual meetings of Shareholders;

•	encourage diversity in the composition of the Board;
•	develop and annually review orientation and education programs for new directors and provide ongoing education for all directors; and
•	recommend to the Board qualified members of the Board for membership on committees of the Board and recommend a qualified member(s) of the Board to Chair the Board.
The CG&N Committee will consider all qualified director candidates identified by various sources, including members of the board of directors, management and Shareholders. Candidates for directors recommended by Shareholders will be given the same consideration as those identified from other sources. Any Shareholder who wishes to recommend a candidate for consideration by the CG&N Committee as a nominee for director should follow the procedures described in Proposal No.1 under “Advance Notice Policy” in this Proxy Statement. The CG&N Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors.
The CG&N Committee held one meeting in 2021.
Compensation Committee
The Board has established a compensation committee (the “Compensation Committee”), including the following directors Michael Harman and Adrienne O’Neal (Chair). Mr. Harman and Ms. O’Neal are independent within the meaning of NI 52-110 Mr. Harman and Ms. O’Neal further qualify as non-employee directors for the purposes of Rule 16b-3 under the Exchange Act.
The Board as a whole determines the level of compensation in respect of our senior executives. The Compensation Committee is appointed by and reports to the Board. The Compensation Committee, on behalf of the Board, establishes policies with respect to the compensation of our Co-CEOs, Chief Financial Officer and other senior executive officers. The Compensation Committee assists the Board in discharging the Board’s oversight responsibilities relating to the attraction, compensation, evaluation and retention of key senior management employees, and in particular the Co-CEOs, with the skills and expertise needed to enable us to achieve our goals and strategies at fair and competitive compensation and appropriate performance incentives.
The Board is of the view that the members of the Compensation Committee collectively have the knowledge, skills, experience and background to make decisions on the suitability of the Company’s compensation policies and practices. A description of such skills and experience for Mr. Harman and Ms. O’Neal is set out in this Proxy Statement under the heading “Audit Committee- Relevant Education and Experience.”

The Board has adopted a written charter of the Compensation Committee, which is posted on the Company’s website at www.planet13holdings.com/investors/. Pursuant to its charter, the Compensation Committee is responsible for certain activities including to:
•
annually review and approve corporate goals and objectives relevant to the Co-CEOs and other senior executive officers’ compensation, evaluate the performance of the Co-CEOs and each senior executive officer’s performance in light of those goals and objectives, and recommend to the Board for approval the compensation level for the Co-CEOs and each senior executive officer based on this evaluation. In determining such compensation, the Committee will consider the Company’s performance and relative Shareholder return and the compensation of Co-CEOs and senior executive officers at comparable companies. Additionally, the Committee may consider input from the Co-CEOs on senior executive compensation, but the Co-CEOs may not provide input with respect to his or her own compensation;

•	review and approve the perquisites and supplemental benefits granted to the Co-CEOs and senior executive officers;
•
annually review the compensation systems that are in place for employees of the Company in order to ensure the fairness and appropriateness of the compensation of all employees, including incentive compensation plans and equity-based plans;

•
administer and make recommendations to the Board regarding the adoption, amendment or termination of the Company’s incentive compensation plans and equity-based plans (including specific provisions) in which the Co-CEOs and senior executive officers may participate;

•	ensure that all necessary Shareholder and regulatory approvals have been obtained for equity-based compensation plans;
•	recommend to the Board compensation and expense reimbursement policies for directors;
•	review and approve employment agreements, severance arrangements and change in control agreements and other similar arrangements for the Co-CEOs and senior executive officers;
•	compare on an annual basis the total remuneration (including benefits) and the main components thereof for the senior executive officers with the remuneration practices in the same industry;
•
establish levels of director compensation, including retainers, meeting fees, equity-based plans and other similar components of director compensation for Board approval, based on reviews of director compensation of comparable companies;

•	review and reassess the adequacy of the Compensation Committee charter annually and recommend any proposed changes to the CG&N Committee for its approval;
•	review and recommend to the Board for its approval disclosure regarding executive and director compensation in this Proxy Statement and in any offering documents prior to their public release; and
•	review and make recommendations to the Board on the number and frequency of stock option grants to employees.
The Compensation Committee held two meetings in 2021.
Board Diversity
In accordance with the written mandate of the Board and the charter of the CG&N Committee, in identifying and selecting director nominees, the Company values diversity and more specifically individuals from diverse backgrounds who reflect the changing population demographics of the markets in which the Company operates and of each gender; and when considering recommendations for nomination to the Board, the Board is required to consider diversity including gender, age, ethnicity and geographic background among the many other factors taken into consideration during the search process. The Company also considers among other things, the qualifications, personal qualities, business background and relative experience of individual candidates as well as the overall composition of the Board or executives with a view to identifying and selecting the best and most complementary candidates.

EXECUTIVE OFFICERS
The following table provides certain information regarding our executive officers as of the date of this Proxy Statement:
Name	Age	Position
Robert Groesbeck	61	Co-Chief Executive Officer
Larry Scheffler	72	Co-Chief Executive Officer
Dennis Logan	55	Chief Financial Officer
Leighton Koehler	43	General Counsel & Secretary
Chris Wren	40	Vice President Operations
William Vargas	63	Vice President Finance
David Farris	28	Vice President Sales and Marketing
Michael Jennings	47	President of East Coast Operations
Todd Hybels	42	Vice President of Midwestern Operations
Executive Officer Biographies
Information about Robert Groesbeck and Larry Scheffler, our Co-CEOs, is set forth above under Proposal No. 1.
Dennis Logan has served as Chief Financial Officer of the Company since June 2018. He is currently the part-time Chief Financial Officer of BTU Metals Corp. (TSX-V: BTU), a junior exploration company, since August 2017, and is the part-time Chief Financial Officer of Sterling Metals Corp. (TSX-V: SAG), a mineral exploration company, since September 2017. Previously, Mr. Logan was the Chief Financial Officer, Director and Corporate Secretary of Almonty Industries Inc., a publicly traded tungsten mining and processing company (TSX-V: AII), from September 2011 until March 2017. Mr. Logan was also the Chair of the Audit Committee of Magna Terra Minerals Inc. (TSX-V: MTT), a precious metals focused exploration company, from September 2017 until May 2021. From June 2015 until April 2018, he served as the Chairman of the Audit Committee of Eurocontrol Technics Group Ltd. (TSX-V: EUO), a detection and marking systems developer. Mr. Logan started his career in finance and accounting at Ernst & Young LLP in 1992.
Leighton Koehler has been the General Counsel of the Company since June 2018. Mr. Koehler is a licensed attorney and CPA, whose previous experience includes working at Dickinson Wright, a U.S.-Canada law firm, as a transactional and tax attorney from October 2016 to May 2018, regional and local law firms Fabian VanCott and Gerrard Cox Larsen from 2013 through October 2016, the Internal Revenue Service as a senior revenue agent from 2007 to 2013, and at Ernst & Young LLP in both the audit and tax divisions from 2004 to 2007. He holds a B.A. and M.A. in Accounting from Southern Utah University, a J.D. from the Boyd School of Law, and he is a U.S. Army veteran. Prior to joining the Company, Mr. Koehler successfully represented his Fortune 500 company clients and other clients before federal, state, and local regulators, and served as Nevada counsel for the Company’s reverse take-over transaction.
Chris Wren has been the Vice President Operations of the Company since March 2014 and is responsible for the oversight of all production and cultivation operations. He possesses more than 16 years of cannabis industry cultivation and extraction experience. Mr. Wren also managed the construction of the Company’s dispensary, the Clark County cultivation facility and the Beatty complex, as well as design and implementation of the Company processes at those facilities. Mr. Wren is an internationally recognized cannabis horticulturist and has won several awards for his cultivation efforts, including first place in the 2015 International Cannagraphic Growers Cup.
William Vargas has been the Vice President Finance of the Company since June 2018. Mr. Vargas served as Chief Financial Officer and Senior Vice President of Las Vegas Color Graphics, Inc., a privately owned commercial printing company, from July 2000 to May 2022, and Vice President Finance, Chief Financial Officer and Corporate Secretary of LEC Technologies, Inc., a publicly-traded computer leasing company, from 1995 to 2000. Mr. Vargas started his career in finance and accounting as audit manager with Arthur Andersen & Co. in 1995.
David Farris has been Vice President Sales & Marketing of the Company since December 2019. Prior to that, he was the Company’s Director of Sales and Marketing from June 2018 through December 2019, MMDC’s Director of Sales and Marketing from October 2017 through June 2018, MMDC’s General Manager from June 2017 through October 2017, and MMDC’s Marketing and Sales Coordinator from January 2016 through June 2017. Mr. Farris has established branding and advertising initiatives in the cannabis marketplace focused on creating an unparalleled experience and patient education. Mr. Farris oversees a multidisciplinary sales and marketing team responsible for advertising, events, promotions, product packaging, design, and web development/design. In addition to creative efforts, he currently oversees the operations at three dispensaries in Nevada and California, including adult-use and medical sales, and wholesale sales in Nevada. Mr. Farris holds a B.S. in Business Administration - Marketing from University of Nevada. Since 2021, Mr. Farris is the stepson of Mr. Groesbeck, Co-CEO and Co-Chairman.
Michael Jennings has served as President of East Coast Operations of the Company since March 2022, where he is primarily focused on the immediate utilization and growth initiatives of the Company’s medical marijuana treatment centers (“MMTC”) license in Florida. Prior to that, Mr. Jennings served as the Chief Executive Officer of Next Green Wave Holdings Inc. (“NGW”) (which was acquired by the Company on March 2, 2022) from August 2019 to March 2022. From August 2016 through August 2019, Mr. Jennings managed the predecessor entities for NGW’s cultivation and processing operations and prepared that company to go public as its founder, including raising capital, branding, design and development, and overseeing operations. Mr. Jennings oversaw retail and branding of several dispensaries and large cultivation projects in California during the California Compassionate Use Act era arising in 1996 and continuing through a more robust statutory and regulatory framework available under the California Medicinal and Adult Use Cannabis Regulation and Safety Act starting in January 2018.
Todd Hybels has served as Vice President of Midwestern Operations of the Company since March 2022. Prior to that, Mr. Hybels was the Chief Operating Officer of NGW (which was acquired by the Company on March 2, 2022) from January 2021 to March 2022. Mr. Hybels was the Director of Development and Construction at NGW from October 2019 to January 2021 and a construction consultant to NGW from March 2019 to October 2019. Mr. Hybels’ insight and initiative were integral in scaling NGW operations to a fully operational premium cultivation facility. Prior to his time at NGW, Mr. Hybels provided executive leadership for multi-million dollar construction projects both domestically and internationally, provided strategic leadership to both for-profit and non-profit organizations, and envisioned and built the thriving teams and effective systems necessary to achieve profitable outcomes in each fast-paced, growth-oriented opportunity. Mr. Hybels has a financial background, with a focus on calculated, high-risk commodities.

EXECUTIVE COMPENSATION
In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how our compensation program is structured for the Co-CEOs and NEOs, as defined below.
Compensation Committee
The Board as a whole determines the level of compensation in respect of our senior executives. The Compensation Committee is appointed by and reports to the Board. The Compensation Committee, on behalf of the Board, establishes policies with respect to the compensation of our Co-CEOs, Chief Financial Officer and other senior executive officers. The Compensation Committee assists the Board in discharging the Board’s oversight responsibilities relating to the attraction, compensation, evaluation and retention of key senior management employees, and in particular the Co-CEOs, with the skills and expertise needed to enable us to achieve our goals and strategies at fair and competitive compensation and appropriate performance incentives.
The Compensation Committee is responsible to review and approve corporate goals and objectives relevant to the Co-CEOs and other senior executive officers’ compensation, evaluate the performance of the Co-CEOs and each senior executive officer’s performance in light of those goals and objectives, and recommend to the Board for approval the compensation level each senior executive officer based on this evaluation. The Compensation Committee is also responsible for the review of our compensation systems in order to ensure the fairness and appropriateness of the compensation of senior executive officers, including incentive compensation plans and equity-based plans.
In 2021, the Compensation Committee engaged Bedford Consulting Group Inc. as its independent compensation consultant to review and provide recommendations with respect to the compensation of executive officers and the non-employee directors for 2021.
Named Executive Officers
For the purpose of this Proxy Statement, a named executive officer (“NEO”) of the Company means each of the following individuals:
•	each Co-CEO of the Company;
•	the two most highly compensated executive officers other than the Co-CEOs who were serving as executive officers at the end of the last completed fiscal year; and
•
up to two additional individuals for whom disclosure would have been provided under the above but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year.

For the year ended December 31, 2021, we had four NEOs: Larry Scheffler , Co-CEO; Robert Groesbeck, Co-CEO; Dennis Logan, Chief Financial Officer; and Chris Wren, Vice President, Operations.
Elements of Compensation
In determining such compensation, the Compensation Committee will consider our performance and relative shareholder return and the compensation of CEOs and other senior executive officers at comparable companies. Additionally, the Compensation Committee may consider input from the Co-CEOs on senior executive compensation, but the Co-CEOs may not provide input with respect to their own compensation.
A combination of fixed and variable compensation is used to motivate executives to achieve overall company goals. The basic components of the executive compensation program are:
1.
Base Salary. Base salary is the fixed portion of each executive officer’s total compensation. It is designed to provide income certainty and retain executives. In determining the base level of compensation for the executive officers, weight is placed on the following objective factors: the particular responsibilities related to the position; salaries or fees paid by companies of similar size in the industry; level of experience and expertise; and subjective factors such as leadership, commitment and attitude.

2.
Short-Term Incentive Compensation. The short-term incentive compensation is intended to reward an executive officer for his or her yearly individual contribution and performance of personal objectives in the context of our overall annual performance. The short-term incentive compensation is designed to motivate executives annually to achieve their predetermined objectives. In determining compensation and, in particular, short-term incentive compensation, the Compensation Committee and the Board consider factors over which the executive officer can exercise control, such as their role in identifying and completing acquisitions and integrating such acquisitions into our business, meeting any budget targets established by controlling costs, taking successful advantage of business opportunities and enhancing our competitive and business prospects.

For 2021, the Compensation Committee adopted a short-term incentive compensation component with a payout scale ranging from zero to up to 120% of target for the Co-CEOs and up to 72% of target for the other NEOs, in each case depending on the level of achievement of objectives. The payout under the short-term incentive compensation was based on corporate objectives (60%) and individual objectives (40%).
3.
Stock Options. Stock options are a form of long-term equity incentive compensation granted from time to time to align executives’ interests with those of the Company and its Shareholders and reward executives for their contribution to the creation of Shareholder value. Participants benefit only if the market value of our Common Shares at the time of the stock option exercise is greater than the exercise price. In establishing the number of stock options that may be granted, reference is made to the recommendations made by the Compensation Committee as well as, from time to time, the number of similar awards granted to officers and directors of other publicly-traded companies of similar size in the same business as us. The Compensation Committee and the Board also consider previous grants of stock options and the overall number of stock options that are outstanding relative to the number of outstanding securities in determining whether to make any new grants and the size and terms of any such grants. With respect to executive officers, the Compensation Committee and the Board also consider the level of effort, time, responsibility, ability, experience and level of commitment of the executive officer in determining the level of long-term equity incentive awards. With respect to directors, the Compensation Committee and the Board also consider committee assignments and committee chair responsibilities, as well as the overall time requirements of the Board members in determining the level of long-term equity incentive awards.

4.
Restricted Share Units. Restricted Share Units (“RSUs”) are a form of long-term equity incentive compensation granted from time to time to align executives’ interests with those of the Company and its Shareholders and to attract and retain executives. RSUs are notional shares that have the same value as Common Shares and earn dividend equivalents as additional units, at the same rate as dividends paid on Common Shares. No dividend equivalents will vest unless the associated RSUs also vest. In determining new grants of RSUs, the Compensation Committee and the Board consider factors similar to those contemplated when making new grants of stock options.

It is expected that stock options and RSUs held by management will be taken into consideration by the Compensation Committee at the time of any subsequent grants under the compensation plan in determining the amount or terms of any such subsequent award grants. The Compensation Committee will further consider the base salary, bonuses and competitive market factors. The size of a grant of an award is anticipated to be proportionate to the deemed ability of the individual to make an impact on our success, as determined by the Board.
We do not have a defined benefits plan, defined contribution plan, deferred compensation or pension or retirement plan applicable to our NEOs and no plans are currently in place in respect of change of control or termination.
Financial Instruments and Hedging
As of the date hereof, the Company does not have a formal policy that restricts the purchase by its NEOs, directors or other employees of financial instruments (including prepaid variable forward contracts, equity swaps, collars or units of exchange funds) that are designed to hedge or offset a decrease in the market value of equity securities granted as compensation or held, directly or indirectly, by the NEO, director or employee. To the knowledge of the Company, none of the NEOs or directors have purchased any such financial instruments. The Company will continue to review whether a formal policy in this regard is necessary or advisable as the Company continues to execute its business plan and gain further market visibility.

Summary Compensation Table
The following table is a summary of annual compensation paid, or recognized as an expense in accordance with Accounting Standards Codification (“ASC”) Topic 718 (Compensation - Stock Compensation), to the NEOs for our two most recently completed fiscal years, December 31, 2021 and December 31, 2020. All amounts are expressed in US Dollars:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)	Non-equity incentive plan compensation ($)	Non- qualified deferred compensation earnings ($)	All other compensation ($)(2)	Total ($)
Larry Scheffler Co-Chief Executive Officer	2021	492,918(3)	—	5,472,785	—	492,000(4)	—	29,162(5)	6,486,865
	2020	280,062	—	—	—	28,800	—	16,985(5)	333,785

Robert Groesbeck Co-Chief Executive Officer	2021	492,918(3)	—	5,472,785	—	492,000(4)	—	37,698(6)	6,495,401
	2020	288,000	—	—	—	28,800	—	17,106(6)	333,906

Dennis Logan Chief Financial Officer	2021	300,000	—	2,030,402	—	155,520(4)	—	22,496(7)	2,508,418
	2020	200,000	—	—	—	20,000	—	12,523(7)	232,523

Chris Wren Vice President, Operations	2021	409,154(3)	—	3,045,606	—	241,032(4)	—	37,164(8)	3,732,956
	2020	240,000	—	—	—	24,000	—	35,492(8)	299,492
Notes:
(1)
The amounts reported in the Stock Awards column reflects the aggregate grant date fair value of RSUs computed in accordance with ASC Topic 718 (Compensation - Stock Compensation). These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts are included in Note 12 to our audited consolidated financial statements for the fiscal year ended December 31, 2021. The values provided in this column are calculated based on the closing price of our Common Shares on the Canadian Securities Exchange (the “CSE”) on the date of grant. For 2020, a share price of CAD$8.12 converted to USD using the exchange rate provided by the Bank of Canada on the grant date of USD$1.00=CAD$1.2519.

(2)
The values provided for Mr. Logan in this column are converted to US Dollars using the average exchange rate for the year indicated as provided by the Bank of Canada. For 2020 USD$1.00=CAD$1.3415 and for 2021 USD$1.00=CAD$1.2535.

(3)	Reflects actual base salary earnings for 2021 due to payroll timing.
(4)	The amounts listed for 2021 non-equity incentive compensation plan are amounts accrued for 2021.
(5)	The amounts consist of car allowance ($23,296 for 2021 and $16,985 for 2020) and health benefits ($5,866 for 2021 and $0 for 2020).
(6)	The amounts consist of car allowance ($15,704 for 2021 and $1,800 for 2020) and health benefits ($21,994 for 2021 and $15,306 for 2020).
(7)	The amounts consist of car allowance ($14,880 for 2021 and $5,367 for 2020) and health benefits ($7,616 for 2021 and $7,156 for 2020).
(8)	The amounts consist of car allowance ($15,170 for each of 2021 and 2020) and health benefits ($21,994 for 2021 and $20,322 for 2020).

Narrative Discussion
For a summary of the significant terms of each NEO’s employment agreement or arrangement, please see below under the heading “Employment Agreements and Termination and Change of Control Benefits.”
Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth outstanding equity awards for the NEOs on December 31, 2021. All amounts are expressed in US Dollars:
	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised option (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of stock that have not vested($)	Equity incentive plan awards: Number of unearned shares, units of other rights that have not vested (#)(1)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights have not vested ($)(2)
Larry Scheffler	—	—	—	—	—	—	—	562,511	1,659,407
Robert Groesbeck	—	—	—	—	—	—	—	562,511	1,659,407
Dennis Logan	—	—	—	—	—	—	—	208,691	615,638
Chris Wren	—	—	—	—	—	—	—	313,037	923,459
Notes:
(1)	For each named executive officer 50% of the listed incentive awards (RSUs) will vest on December 1, 2022, and 50% will vest on December 1, 2023.
(2)	Based on the closing share price of the Common Shares as traded on the CSE on December 31, 2021 of CAD$3.74 at an exchange rate of USD$1.00=CAD$1.2678.
Employment Agreements and Termination and Change of Control Benefits
Summary of Employment Agreements
Larry Scheffler
In June 2018, we entered into an employment agreement with Larry Scheffler, our Co-CEO, for an initial term of five years. The agreement provides for payment of an annual base salary to Mr. Scheffler, which for the fiscal year ended December 31, 2021 was USD$500,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Scheffler is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in our stock option plan, approved by the Board on May 22, 2018 (the “Stock Option Plan”) and other equity plans in effect from time to time. If Mr. Scheffler’s employment is terminated by us with “cause” or by Mr. Scheffler without “good reason” (as such terms are defined in the agreement), we will pay Mr. Scheffler any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Scheffler’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Scheffler’s employment is terminated by us without cause or by Mr. Scheffler for good reason, including upon the change of control of the Company, we will, for the duration of the remaining term of the agreement, continue to pay Mr. Scheffler his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Scheffler shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non- solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Scheffler’s employment. In March 2021, we entered into an amendment to the employment agreement with Mr. Scheffler extending the term through December 31, 2025.
Robert Groesbeck
In June 2018, we entered into an employment agreement with Robert Groesbeck, our Co-CEO, for an initial term of five years. The agreement provides for payment of an annual base salary to Mr. Groesbeck, which for the fiscal year ended December 31, 2021 was USD$500,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Groesbeck is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in the Stock Option Plan and other equity plans in effect from time to time. If Mr. Groesbeck’s employment is terminated by us with “cause” or by Mr. Groesbeck without “good reason” (as such terms are defined in the agreement), we will pay Mr. Groesbeck any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Groesbeck’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Groesbeck’s employment is terminated by us without cause or by Mr. Groesbeck for good reason, including upon the change of control of the Company, we will, for the duration of the remaining term of the agreement, continue to pay Mr. Groesbeck his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Groesbeck shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non-solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Groesbeck’s employment. In March 2021, we entered into an amendment to the employment agreement with Mr. Groesbeck extending the term through December 31, 2025.
Dennis Logan
In June 2018, we entered into an employment agreement with Dennis Logan, our Chief Financial Officer, which agreement was amended in January 2019, for an initial term of five years. The amended agreement provides for payment of an annual base salary to Mr. Logan, which for the fiscal year ended December 31, 2021 was USD$300,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Logan is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in the Stock Option Plan and other equity plans in effect from time to time. If Mr. Logan’s employment is terminated by us with “cause” or by Mr. Logan without “good reason” (as such terms are defined in the agreement), we will pay Mr. Logan any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Logan’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Logan’s employment is terminated by us without cause or by Mr. Logan for good reason, including upon the change of control of the Company, we will, for a period of 18 months from the date of termination, continue to pay Mr. Logan his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Logan shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non-solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Logan’s employment.
Chris Wren
In June 2018, we entered into an employment agreement with Chris Wren, our Vice President, Operations, for an initial term of five years. The agreement provides for payment of an annual base salary to Mr. Wren, which for the fiscal year ended December 31, 2021 was USD$415,000 (subject to any further increases as may be approved by the Compensation Committee). Mr. Wren is also entitled to receive other benefits and perquisites, including participation in our benefit plans, an annual bonus, performance bonuses and participation in the Stock Option Plan and other equity plans in effect from time to time. If Mr. Wren’s employment is terminated by us with “cause” or by Mr. Wren without “good reason” (as such terms are defined in the agreement), we will pay Mr. Wren any accrued but unpaid base salary, accrued but unused vacation and any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination, except in the event Mr. Wren’s employment is terminated by us for cause in which case any such accrued but unpaid annual bonus shall be forfeited. If Mr. Wren’s employment is terminated by us without cause or by Mr. Wren for good reason, including upon the change of control of the Company, we will, for the duration of the remaining term of the agreement, continue to pay Mr. Wren his base salary and continue to provide him with health care benefits at a substantially similar level to the benefits provided to him while he was employed by us. In addition, Mr. Wren shall be paid any earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the date of termination and all outstanding equity incentive awards granted to him would fully vest on the date of such termination of employment. The employment agreement also provides for, among other things, confidentiality, non-solicitation and non-competition covenants in favor of the Company. The non-solicitation and non-competition covenants apply during the term of employment and for 12 months following resignation or the termination of Mr. Wren’s employment. In March 2021, we entered into an amendment to the employment agreement with Mr. Wren extending the term through December 31, 2025.
Summary of the Stock Option Plan
On May 22, 2018, the Company adopted and received Shareholder approval of an incentive stock option plan (the “Stock Option Plan”), pursuant to which the Board may, from time to time, in its discretion, grant to directors, officers, employees and or eligible contractors of the Company (collectively, the “Eligible Persons”), options to purchase Common Shares (“Stock Options”). The purpose of the Stock Option Plan is to advance the interests of the Company by granting Stock Options to Eligible Persons as an incentive to: (i) dedicate their efforts to advancing the success of the Company; (ii) encourage them to remain with Company or its affiliates; and (iii) attract new directors, employees, officers and service providers.
The Stock Option Plan provides for a floating maximum limit of Stock Options to purchase ten percent (10%) of the outstanding Common Shares, as permitted by the policies of the CSE in combination with National Instrument 45-106 Prospectus Exemptions, provided that the number of Common Shares reserved for issuance under the Stock Option Plan, in combination with the aggregate number of Common Shares issuable under all of the Company’s other equity incentive plans (including the Amended and Restated Share Unit Plan (as defined hereinafter)), shall not exceed ten percent (10%) of the issued and outstanding Common Shares from time to time, calculated on a non-diluted basis. The maximum number of Common Shares which may be reserved for issuance pursuant to Stock Options to any one person under the Stock Option Plan is five percent (5%) of the Common Shares issued and outstanding at the time of the grant, calculated on a non-diluted basis, less the aggregate number of Common Shares reserved for issuance to such person under any other security-based compensation arrangement of the Company (including the Amended and Restated Share Unit Plan). The Stock Option Plan complies with Section 2.25 of National Instrument 45-106 - Prospectus Exemptions. As of the Record Date, 18,243,923 Stock Options and Share Units, in the aggregate, remain issuable under the Stock Option Plan and the Amended and Restated Share Unit Plan, as applicable. As of the Record Date, Stock Options to purchase a total of 2,174,425 Common Shares have been issued to employees and eligible contractors of the Company and 1,178,768 Stock Options remain issued and outstanding.
The maximum number of Common Shares issuable pursuant to the Stock Option Plan and any other security-based compensation arrangements of the Company (including the Amended and Restated Share Unit Plan) to insiders (as a group) shall not exceed ten percent (10%) of the outstanding Common Shares (on a non-diluted basis) at the time of the grant. The maximum number of Common Shares which may be issued pursuant to the Stock Option Plan and any other security-based compensation arrangements of the Company (including the Amended and Restated Share Unit Plan) to insiders (as a group) within a 12-month period shall not exceed ten percent (10%) of the outstanding Common Shares (on a non-diluted basis) at the time of issuance.
The Board determines the exercise price of a Stock Option at the time the Stock Option is granted. Subject to a certain specific exception, the exercise price of Stock Options may not be less than the Market Price (as defined in the Stock Option Plan) on the date of grant, being the greater of the closing Market Price of the Common Shares on the CSE on: (a) the trading day prior to the date of grant of the Stock Options; and (b) the date of grant of the Stock Options.

In the event that the Common Shares are not then listed and posted for trading on the CSE or such other stock exchange or quotation system on which the Common Shares are listed or quoted from time to time, the Market Price shall be the fair market value of such Common Shares as determined by the Board in its sole discretion.
The Board establishes vesting and other terms and conditions for a Stock Option at the time each Stock Option is granted. Subject to specific exceptions and restrictions outlined in the Stock Option Plan, Stock Options are not assignable and will terminate as follows:
(1)	if a participant ceases to be an Eligible Person for any reason other than death or termination for cause, their Stock Options will be cancelled:
(a)	90 days after the participant ceases to be an Eligible Person or otherwise in accordance with the terms of the participant’s employment agreement;
(b)	such longer period as may be determined by the Board, but not exceeding the original expiry date of the Stock Option; or
(c)	immediately if the Stock Options are unvested at the date the participant ceases to be an Eligible Person unless the Board determines otherwise;
(2)
if a participant ceases to be an Eligible Person because their relationship with the Company or an affiliate is terminated for cause by the Company or an affiliate, their Stock Options will be cancelled immediately after the participant ceases to be an Eligible Person; or

(3)
if a participant ceases to be an Eligible Person as a result of their death, all Stock Options unvested at the date of the participant’s death will vest immediately and their Stock Options will be cancelled:

(a)	180 days after their death; or
(b)	such longer period as may be determined by the Board, but not exceeding the original expiry date of the Stock Option to a maximum of 12 months.
Stock Options are non-assignable and non-transferable by a participant otherwise than by will or the laws of descent and distribution and are exercisable only by the participant during the lifetime of the participant and only by the participant’s legal representative after death of the participant (in accordance with the Stock Option Plan). However, Stock Options granted to a participant may be assigned to a Permitted Assign (as such term is defined in the Stock Option Plan) of such participant, following which such Stock Options will be non-assignable and non- transferable by such permitted assign, except to another Permitted Assign, otherwise than by will or the laws of descent and distribution, and will be exercisable only by such permitted assign during the lifetime of such permitted assign and only by such permitted assign’s legal representative after death of such permitted assign.
Subject to any applicable regulatory or stock exchange requirements or restrictions in the Stock Option Plan, the Board may at any time and without Shareholder approval, terminate the Stock Option Plan or amend the provisions of the Stock Option Plan or any Stock Options granted under it, including without limitation amendments:
(1)	related to the exercise of Stock Options, including the inclusion of a cashless exercise feature where payment is in cash or Common Shares or otherwise;
(2)	deemed by the Board to be necessary or advisable because of any change in applicable securities laws or other laws;
(3)	to the definitions of terms in the Stock Option Plan;
(4)	to the change of control provisions;
(5)	relating to the administration of the Stock Option Plan;
(6)	to the vesting provisions of any outstanding Stock Option;
(7)
to postpone or adjust any exercise of a Stock Option or the issuance of any Common Shares pursuant to the Stock Option Plan in order to permit the Company to effect or maintain registration of the Stock Option Plan or the common shares issuable pursuant to the Stock Option Plan under the securities laws of any applicable jurisdiction, or to determine that the Common Shares and the Stock Option Plan are exempt from such registration; or

(8)
fundamental or otherwise, not requiring Shareholder approval under applicable law or the rules of an exchange on which the Common Shares are listed, including amendments of a “clerical” or “housekeeping” nature and amendments to ensure that the Stock Options granted under the Stock Option Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which an Eligible Person may from time to time be resident or a citizen.

The Board may not make any of the following amendments to the Stock Option Plan without first having obtained the approval of a majority of Shareholders voting at a Shareholders meeting:
(1)	an increase in the maximum number of Common Shares which may be issued under the Stock Option Plan;
(2)	an increase in the ability of the Board to amend the Stock Option Plan without Shareholder approval;
(3)	amendments to the definitions of “Eligible Person” and “Permitted Assigns”;
(4)	amendments to the exercise price of any Stock Option issued under the Stock Option Plan where such amendment reduces the exercise price of such Stock Option;
(5)	amendments to the term of any Stock Option issued under the Stock Option Plan; or
(6)	amendments to the transfer provisions of the Stock Option Plan.
In addition, the Board may not amend the Stock Option Plan to increase insider participation limits without first having obtained the approval of a majority of Shareholders excluding shares voted by insiders who are Eligible Persons.
There was no re-pricing of Stock Options under the Stock Option Plan during the Company’s most recently completed fiscal year ended December 31, 2021. A copy of the Stock Option Plan is available under the Company’s profile on the SEC’s website at www.sec.gov and its SEDAR profile at www.sedar.com.
Summary of the Amended and Restated Share Unit Plan
On May 22, 2018, the Company adopted and received Shareholder approval of a share unit plan, which was subsequently amended on July 11, 2018 (the “Amended and Restated Share Unit Plan”) by an ordinary majority Shareholder resolution, such amendment permitting all directors of the Company to be eligible to participate in and receive share unit awards under the Amended and Restated Share Unit Plan.
The Amended and Restated Share Unit Plan provides that the Board may from time to time, in its discretion, grant share units (“Share Units” or “RSUs”) to directors, employees, officers or eligible contractors of the Company or its affiliates. The purpose of the Amended and Restated Share Unit Plan is to provide for the award of Share Units and the settlement of such Share Units through the issuance of Common Shares from treasury in order to advance the interests of the Company, its affiliates and the Shareholders through the motivation, attraction and retention of employees, officers and eligible contractors and the alignment of their interests with the interests of the Shareholders.
The maximum number of Common Shares made available for issuance under the Amended and Restated Share Unit Plan is determined by the Board, however in combination with the aggregate number of Common Shares issuable under the Company’s other share compensation arrangements (including the Stock Option Plan) shall not exceed ten percent (10%) of the Common Shares issued and outstanding from time to time. The maximum number of Common Shares which may be reserved for issuance pursuant to Share Units to any one person under the Amended and Restated Share Unit Plan is five percent (5%) of the Common Shares issued and outstanding (on a non-diluted basis) at the time of the grant less the aggregate number of Common Shares reserved for issuance to such person under any other security-based compensation arrangement of the Company (including the Stock Option Plan). As of the Record Date, 18,243,923 Share Units and Stock Options, in the aggregate, remain issuable under the Amended and Restated Share Unit Plan and the Stock Option Plan, as applicable. As of the Record Date, 12,719,789 Share Units have been issued to directors, officers, employees and eligible contractors of the Company and 2,591,936 Share Units remain issued and outstanding.
The Amended and Restated Share Unit Plan is a “rolling plan” and therefore when Share Units are settled, cancelled or terminated, Common Shares are automatically available for the award of new Share Units under the Amended and Restated Share Unit Plan. Pursuant to the terms of the Amended and Restated Share Unit Plan, the Board has the authority to determine the terms, limitations, restrictions and conditions applicable to the grant or vesting of a Share Unit. Furthermore, the Amended and Restated Share Unit Plan provides that the Board determines when any Share

Unit will vest pursuant to the provisions of the Amended and Restated Share Unit Plan and rules of the CSE. Each participant has the right to redeem a vested Share Unit at any time prior to the settlement date of such Share Unit, by providing a notice of redemption to the Company. A vested Share Unit will entitle a participant, subject to the satisfaction of any conditions, to receive one Common Share.
Unless the Board determines otherwise, a participant’s settlement date shall be accelerated as follows:
(1)	in the event of the death of the participant, the participant’s settlement date shall be the date of death; and
(2)	in the event of the total disability of the participant, the participant’s settlement date shall be the date which is 60 days following the date on which the participant becomes totally disabled.
In the event of the termination with or without cause (or retirement) of a participant, all unvested Share Units credited to the participant shall become void and the participant shall have no entitlement and will forfeit any rights to receive Common Shares under the Amended and Restated Share Unit Plan, except as may otherwise be determined by the Board in its sole and absolute discretion.
If any of the events set out below (a, “Triggering Event”) occurs in connection with or within the 12-month period immediately following a change of control of the Company pursuant to the provisions of the Amended and Restated Share Unit Plan, all outstanding Share Units shall vest (notwithstanding any contrary vesting provisions previously in place) and the settlement date shall occur, on the date of such Triggering Event:
(1)
in the case of a director, the termination of board membership of the director by the Company or any affiliate of the Company, the failure to re-elect or re-appoint the individual as a director of the Company or any affiliate of the Company;

(2)
in the case of an employee, the termination of the employment of the employee, without cause, as the context requires by the Company or an Affiliate or in the case of an officer, the removal of or failure to re-elect or re-appoint the individual as an officer of the Company or any affiliate of the Company;

(3)
in the case of an employee or an officer, a material adverse change imposed by the Company or any affiliate of the Company (as the case may be) in duties, powers, rights, discretion, prestige, salary, benefits, perquisites, as they exist, and with respect to financial entitlements, the conditions under and manner in which they were payable, immediately prior to the change of control, or a material diminution of title imposed by the Company or any affiliate of the Company (as the case may be), as it exists immediately prior to the change of control; and

(4)	in the case of an eligible contractor, the termination of the services of the eligible contractor by the Company or any affiliate of the Company.
If a resolution is adopted to wind-up, dissolve or liquidate the Company, all Share Units outstanding shall immediately vest and the settlement date shall occur.
Share Units are non-assignable and non-transferable by a participant otherwise than by will or the laws of descent and distribution and no Share Unit and no other right or interest of a participant under the Amended and Restated Share Unit Plan is assignable or transferable.
The Board may, in its sole discretion, elect to credit each participant with additional Share Units as a bonus in the event any dividend (other than a stock dividend) is paid on the Common Shares (the “Bonus Units”). In such cases, the number of Bonus Units to be issued to each participant will be equal to the aggregate amount of dividends that would have been paid to the participant if the Share Units (vested and unvested) held by the participant had been Common Shares divided by the Market Price (as defined in the Amended and Restated Share Unit Plan) of a Common Share on the date on which dividends were paid by the Company. Any Bonus Units so granted would vest and be subject to the same terms in proportion to the initial Share Units.
Subject to any applicable regulatory or stock exchange requirements or restrictions in the Amended and Restated Share Unit Plan, the Board may at any time and without Shareholder approval, amend the provisions of the Amended and Restated Share Unit Plan including without limitation:
(1)	amendments of a house keeping nature; and
(2)	changes to the settlement date of any Share Units.

The Board may not make any of the following amendments to the Amended and Restated Share Unit Plan without first having obtained the approval of a majority of Shareholders voting at a Shareholders meeting:
(1)	materially increase the benefits to the holder of the Share Units who is an insider to the material detriment of the Company and its Shareholders;
(2)
increase the number of Common Shares or maximum percentage of Common Shares which may be issued pursuant to the Amended and Restated Share Unit Plan other than in the event of a change in the Common Shares, whether by reason of a stock dividend, consolidation, subdivision or reclassification;

(3)	reduce the range of amendments requiring Shareholder approval;
(4)	permit Share Units to be transferred other than for normal estate settlement purposes;
(5)	change insider participation limits which would result in Shareholder approval being required on a disinterested basis; or
(6)
materially modify the eligibility requirements for participation in the Amended and Restated Share Unit Plan, shall only be effective on such amendment, modification or change being approved by the Shareholders.

There was no re-pricing of Share Units under the Amended and Restated Share Unit Plan during the Company’s most recently completed fiscal year ended December 31, 2021. A copy of the Amended and Restated Share Unit Plan is available under the Company’s profile on the SEC’s website at www.sec.gov and its SEDAR profile at www.sedar.com.
Liability Insurance for Directors and Officers
The Company has directors’ and officers’ liability insurance coverage for losses to the Company if the Company is required to reimburse directors and officers, where permitted. This insurance protects the Company against liability (including costs), subject to standard policy exclusions, which may be incurred by directors and/or officers acting in such capacity for the Company. All directors and officers are covered by the policy and the amount of insurance applies collectively to all. The annual cost for this insurance in 2021 was $557,500.
The Company has entered into employment agreements that include indemnification provisions with each of our executive officers. Under these provisions, each executive officer is entitled, subject to the terms and conditions thereof, to the right of indemnification and contribution for certain expenses to the fullest extent permitted by applicable law. We believe that these provisions are necessary to attract and retain qualified individuals to serve as executive officers.
Compensation Committee Interlocks and Insider Participation
During 2021, our Compensation Committee members were Adrienne O’Neal (Chair) and Michael Harman, neither of whom currently is, or formerly was, an officer or employee of the Company. None of our executive officers served as a member of the Board or Compensation Committee of any other company that had one or more executive officers serving as a member of our Board or Compensation Committee.

DIRECTOR COMPENSATION
We do not provide separate or additional compensation to directors who are also executives in connection with their services as a director. We adopted a director compensation plan effective January 1, 2021 which provides for the payment of annual base fees to non-employee directors of $100,000 each that is payable quarterly in arears and a target annual equity compensation of two times the annual retainer to be granted in the form of RSUs. Other than as set out in the table below and prior to January 1, 2021, no non-employee director has received compensation pursuant to:
(a)
any standard arrangement for the compensation of directors for their services in their capacity as directors, including any additional amounts payable for committee participation or special assignments;

(b)	any other arrangement, in addition to, or in lieu of, any standard arrangement, for the compensation of directors in their capacity as directors; or
(c)	any arrangement for the compensation of directors for services as consultants or experts.
The following table sets forth all compensation paid to or earned, or recognized as an expense in accordance ASC Topic 718, by each non-employee director during our fiscal year ended December 31, 2021. All amounts are expressed in US Dollars:
	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
Name	($)	($)(1)	($)	($)	($)	($)	($)
Michael Harman	100,000	1,352,250	—	—	—	—	1,452,250
Adrienne O’Neal	100,000	1,352,250	—	—	—	—	1,452,250
Notes:
(1)
The RSU values provided in this column are calculated based on the closing price of our Common Shares on the CSE on the date of grant converted to US Dollars using the exchange rate provided by the Bank of Canada on the grant date. As of December 31, 2021 (a) Mr. Harman had an aggregate of 226,602 Common Shares and 138,989 RSUs outstanding, and (b) Ms. O’Neal had an aggregate of 137,216 Common Shares and 138,989 RSUs outstanding.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The Shareholders and the Board approved the Stock Option Plan on May 22, 2018, and approved the Amended and Restated Share Unit Plan (“Unit Plan” and together with the Stock Option Plan, collectively the “Compensation Plans”) on May 22, 2018, as amended on July 11, 2018. The granting of awards under the Compensation Plans is intended to promote the interests of the Company and its Shareholders by aiding us in attracting and retaining persons capable of assuring our future success, to offer such persons incentives to put forth maximum efforts for the success of our business and to compensate such persons through various stock based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with our Shareholders. Eligible participants under the Compensation Plans include non-employee directors, officers (including the named executive officers), employees, consultants and advisors of the Company and its subsidiaries.
As of December 31, 2021: (i) options to purchase an aggregate of 169,168 Common Shares were outstanding, representing approximately 0.085% of the issued and outstanding Common Shares on such date; (ii) RSUs to acquire an aggregate of 2,591,936 Common Shares were outstanding, representing approximately 1.39% of the issued and outstanding Common Shares on such date, for a total of 2,761,104 Common Shares issuable pursuant to outstanding awards. As a result, Stock Options/RSUs under our equity compensation plans to purchase/receive a total of 17,107,691 Common Shares, representing approximately 8.61% of the total issued and outstanding Common Shares, were available for grant as of December 31, 2021.
The following table provides information regarding compensation plans, previously approved by Shareholders, under which securities of the Company are authorized for issuance in effect as of December 31, 2021:
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted- average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Stock Option Plan	169,168	CAD$1.52	17,107,691
Amended and Restated Share Unit Plan	2,591,936	—	17,107,691
Total	2,761,104	—	17,107,691

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following is a description of each transaction since January 1, 2020 and each currently proposed transaction in which:
•	we have been or are to be a participant;
•	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member of the foregoing persons, had or will have a direct or indirect material interest.

Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which are described where required under the section entitled “Executive Compensation” and “Director Compensation Table.”
Office Space Sublease and Storage Space
We sub-let approximately 2,000 square feet of office space and purchase certain printed marketing collateral and stationery items from a company owned by Larry Scheffler, one of our Co-CEOs. Amounts paid by us for rent for the years ended December 31, 2021 and December 31, 2020 equaled $16,027, and $24,040, respectively. Amounts paid by us for printed marketing collateral and stationery items for the years ended December 31, 2021 and December 31, 2020, equaled $450,692, and $170,009, respectively. As at December 31, 2021, there was $133,560 included in accounts payable that was owed to this related party.
From November 2020 to April 2021, we leased a 25,000 square foot cultivation facility from an entity owned by both our Co-CEOs. Rents paid by us for this facility for the years ended December 31, 2021 and December 31, 2020, equaled $301,894 and $339,688, respectively. On April 30, 2021, our Co-CEOs sold this building to an arm’s length third party who assumed the lease.
A company owned by Mr. Scheffler, one of our Co-CEOs, leases storage space from us. Amounts paid to us for the storage space were $171,895 and $62,720 for the years ended December 31, 2021 and December 31, 2020, respectively.
WCDN Acquisition
On July 17, 2020, we entered into an asset purchase agreement (the “WCDN Asset Acquisition Agreement”) with West Coast Development Nevada, LLC (“WCDN”), W The Brand, LLC, and R. Scott Coffman, pursuant to which we, through MMDC, acquired cannabis inventory, equipment and tenant improvements located in a 25,000 square feet facility at 4801 West Bell Drive, Las Vegas, Nevada 89118 (the “WCDN Acquisition Facility”), which has the ability to expand to 45,000 square feet (the “WCDN Acquisition”). Concurrent with the first closing of the WCDN Acquisition, RX Land LLC (“RX Land”), an entity that was owned by our Co-CEOs, acquired the WCDN Acquisition Facility for US$3.3 million and entered into a lease agreement with WCDN in respect of such facility (the “West Bell Lease”). In accordance with the terms of the WCDN Asset Acquisition Agreement and approvals by our independent directors, WCDN assigned the West Bell Lease to MMDC on November 25, 2020, and MMDC subsequently entered into an amending agreement with RX Land on November 27, 2020, to amend certain terms of such lease agreement including increasing the lease payments, extending the duration of the lease and, if desired, allowing for second floor installation by MMDC without a corresponding lease rate increase due to an increase in facility size. In April 2021, RX Land was sold to an arm’s length third party.
Related Person Transaction Policy
We have adopted a written related person transactions policy that provides that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our voting securities, and any members of the immediate family of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our Audit Committee for review, consideration and approval, subject to exceptions for certain transaction for which there is standing pre-approval as described in the policy, including for employment of executive officers and director compensation. In approving or rejecting any such proposal, our Audit Committee shall take into account, among other factors it deems appropriate, (i) whether the transaction was undertaken in our ordinary course of business, (ii) whether the transaction was initiated by us, a subsidiary of us, or the related person, (iii) whether the transaction is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to us of, the transaction, (v) the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related person, (vi) the related person’s interest in the transaction and (vii) any other information regarding the transaction or the related person that would be material to investors in light of the circumstances of the particular transaction.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
None of the directors, executive officers, and employees, proposed nominees for election as directors or their associates has been or is indebted to the Company or any of its subsidiaries except for de minimis “routine indebtedness” as defined under applicable Canadian securities legislation of certain employees.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its Shares.
To the knowledge of management of the Company, no informed person or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction which has materially affected or would materially affect the Company or any of its subsidiaries during the year ended December 31, 2021, or has any interest in any material transaction in the current year other than as set out in the sections “Certain Relationships and Related Person Transactions” and “Description of the Company’s Voting Securities.”
MANAGEMENT CONTRACTS
No management functions of the Company or any of its subsidiaries are performed to any substantial degree by a person other than the directors or executive officers of the Company or subsidiaries.
ADDITIONAL INFORMATION
Additional information related to the Company can be found on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com. Shareholders may also contact the Company at 2548 West Desert Inn Road, Las Vegas Nevada 89109.
Financial information is provided in the Company’s comparative financial statements and Management’s Discussion & Analysis for its most recently completed fiscal year ended December 31, 2021, which are filed on the SEC’s website at www.sec.gov. and on SEDAR at www. sedar.com.
BOARD APPROVAL
The Board has approved the content and distribution of this Proxy Statement.

DATED at Las Vegas, Nevada, this 17th day of June, 2022.
BY ORDER OF THE BOARD OF DIRECTORS OF PLANET 13 HOLDINGS INC.
/s/ Larry Scheffler
Larry Scheffler
Co-Chief Executive Officer

/s/ Robert Groesbeck
Robert Groesbeck
Co-Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 26, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PLNHF2022**

You may attend the meeting in person or via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. Please check the meeting materials for any special requirements for meeting attendance and voting in person.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 26, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D87306-P76463 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLANET 13 HOLDINGS INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Withhold
1a. Robert Groesbeck	☐	☐
1b. Larry Scheffler	☐	☐
1c. Michael Harman	☐	☐
1d. Adrienne O'Neal	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report on Form 10-K and Request for Financial Statements are available at www.proxyvote.com.

D87307-P76463

PLANET 13 HOLDINGS INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
JULY 27, 2022 12:00 P.M. (PACIFIC DAYLIGHT TIME)
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Appointment of Proxyholder

I/We being the undersigned Shareholder(s) of Planet 13 Holdings Inc. (the "Company") hereby appoint(s):
Robert Groesbeck, Co-Chief Executive Officer, or failing this person, Larry Scheffler, Co-Chief Executive Officer (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or, if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of the Company to be held in person at 2548 West Desert Inn Road, Las Vegas, Nevada 89109, and online at www.virtualshareholdermeeting.com/PLNHF2022 on July 27, 2022 at 12:00 P.M. (Pacific Daylight Time) or at any adjournment thereof.

Proxies must be received by 11:59 P.M. (Eastern Time) on Tuesday, July 26, 2022.

Notes to Proxy

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder's behalf at the Annual Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Annual Meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by the Company.